UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:
___      Preliminary Information Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
_X_      Definitive Information Statement

                           Sierra Monitor Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



Payment of Filing Fee (Check the appropriate box):

_X_ No fee required.

___ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A
         (2)      Aggregate number of securities to which  transaction  applies:
                  N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
         (4)      Proposed maximum aggregate value of transaction: N/A
         (5)      Total fee paid: N/A

___ Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: N/A
         (2)      Form, Schedule, or Registration Statement No.: N/A
         (3)      Filing Party: N/A
         (4)      Date Filed: N/A

                           SIERRA MONITOR CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 27, 2004

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company") will be held at the Company's principal executive offices located at 1991 Tarob Court, Milpitas, California, on Thursday, May 27, 2004, at 10 AM local time, for the following purposes:

         1. To elect each of Gordon R. Arnold, C. Richard Kramlich, Jay T. Last and Robert C. Marshall as directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the Company's independent public accountants for the fiscal year ending December 31, 2004.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Information Statement accompanying this Notice and in the Annual Report on Form 10-KSB which was mailed to shareholders on April 3, 2004.

         Only shareholders of record at the close of business on April 15, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.


                                         For the Board of Directors
                                         SIERRA MONITOR CORPORATION

                                         /s/ Gordon R. Arnold

                                         Gordon R. Arnold
                                         President

Milpitas, California
April 28, 2004

--------------------------------------------------------------------------------
                      WE ARE NOT ASKING YOU FOR A PROXY AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY
--------------------------------------------------------------------------------

                           SIERRA MONITOR CORPORATION

                            INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 2004

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         The enclosed Information Statement has been prepared on behalf of the Board of Directors of Sierra Monitor Corporation, a California corporation ("Sierra Monitor" or the "Company"), with respect to Sierra Monitor's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 27, 2003 at 10:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         Sierra Monitor's principal executive offices are located at 1991 Tarob Court, Milpitas, CA 95035. The telephone number at that address is (408) 262-6611.

         This Information Statement was mailed on or about April 18, 2004 to all shareholders entitled to vote at the Annual Meeting.


                          INFORMATION CONCERNING VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 15, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, Sierra Monitor had issued and outstanding 10,971,546 shares of Common Stock.

Quorum and Voting

         The presence at the meeting in person or by proxy of a majority of the outstanding shares of Common Stock on the Record Date is necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" are counted for purposes of whether a quorum exists, but will not effect the outcome of any vote. Only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Annual Meeting with respect to such matter.

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. No shareholder, however, shall be entitled to cumulate votes for any candidate unless (i) the candidate's name has been placed in nomination prior to the voting and (ii) the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         A board of four directors is to be elected at the Annual Meeting. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as candidates. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

         The names of the nominees and certain information about them are set forth below:

                                                                                                    Director
        Name of Nominee               Age                     Principal Occupation                    Since
--------------------------------  ------------   -----------------------------------------------  --------------
Gordon R. Arnold                      58         President, Chief Financial Officer, Secretary        1989
                                                 and Director of the Company
C. Richard Kramlich                   68         General Partner, New Enterprise Associates -         1989
                                                 Venture Capital
Jay T. Last                           74         President, Hillcrest Press                           1989
Robert C. Marshall                    72         Principal, Selby Venture Partners                    1998
----------------------------------------------------------------------------------------------------------------

         GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         C. RICHARD KRAMLICH became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Juniper Networks and Chalone Inc.

         JAY T. LAST was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

         ROBERT C. MARSHALL has been the principal of Selby Venture Partners, a venture capital firm, since October 1997. Mr. Marshall was President and CEO of Infogear Technology from April 1996 to October 1997. Prior to April 1996, Mr. Marshall held senior executive management positions with Tandem Computers for more than 20 years.

Vote Required

         The four nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the re-election of the above-named directors to the Board of Directors of the Company.

                  PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as the independent public accountants of the Company for the current fiscal year ending December 31, 2004. It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Fees Billed to the Company During Fiscal Year 2003

Audit Fees:

         The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2003, and for their audit of the annual financial statements for the year ended December 31, 2003, were $45,550. The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2002, and for their audit of the annual financial statements for the year ended December 31, 2002, were $35,000.

Tax Fees:

         The aggregate fees billed by Abbott, Stringham and Lynch for professional services rendered for tax compliance, tax advice and tax planning for the year ended December 31, 2003, were $9,030. The aggregate fees billed by Abbott, Stringham and Lynch for professional services rendered for tax compliance, tax advice and tax planning for the year ended December 31, 2002, were $11,375.

All Other Fees:

         The Company did not engage Squar Milner to provide any other services to the during the fiscal years 2002 and 2003.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee. Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as "annual audit services" or "tax consulting services." A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Required Vote

         Although shareholder ratification of Squar Milner as the Company's independent auditors is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment. To ratify the appointment of Squar Milner as the Company's independent public accountants for the fiscal year ending December 31, 2004, the affirmative vote of a majority of shares "represented and voting" is needed.

Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Squar Milner as the Company's independent public accountants for the fiscal year ending December 31, 2004.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the shares of Common Stock beneficially owned as of the Record Date by the following persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, by each director of the Company, by the Chief Executive Officer of the Company, by the other executive officers of the Company, and by all directors and officers of the Company as a group:

                                                                                              Shares
                                                                                      Beneficially Owned (2)
                                                                               -------------------------------------
      Five-Percent Shareholders, Directors and Executive Officers (1)               Number             Percent
-----------------------------------------------------------------------------  -----------------  ------------------
Five-Percent Shareholders:

Shires Income plc. .........................................................          1,549,134               14.1%
   c/o Glasgow Investment Managers
   Sutherland House, 149 St. Vincent Street
   Glasgow, Scotland G2-5DR

Directors and Executive Officers:
C. Richard Kramlich (3).....................................................          2,049,494               18.7%
Jay T. Last.................................................................          2,016,942               18.4%
Gordon R. Arnold (4)........................................................          1,161,119               10.6%
Edward K. Hague (5).........................................................            617,825                5.6%
Robert C. Marshall..........................................................            247,254                2.3%
Stephen R. Ferree (6).......................................................            257,084                2.3%
Michael C. Farr (7).........................................................            200,934                1.8%
Robert J. Kot (8) ..........................................................            139,062                1.3%

All officers and directors as a group (8 persons)(2,9)......................          6,689,714               56.3%

-------------------
(1)      Unless  otherwise  indicated,  the  business  address  of  each  of the
         beneficial   owners  listed  in  this  table  is:  c/o  Sierra  Monitor
         Corporation, 1991 Tarob Court, Milpitas, California 95035.

(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 110,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.

(4) Includes 187,500 shares subject to stock options exercisable within 60 days of the Record Date.

(5) Includes 387,500 shares subject to stock options exercisable within 60 days of the Record Date.

(6) Includes 102,084 shares subject to stock options exercisable within 60 days of the Record Date.

(7) Includes 102,084 shares subject to stock options exercisable within 60 days of the Record Date.

(8) Includes 139,062 shares subject to stock options exercisable within 60 days of the Record Date.

(9) Includes an aggregate of 918,230 shares subject to stock options exercisable within 60 days of the Record Date.

                                   MANAGEMENT

Executive Officers

         The current executive officers of the Company and their ages are as follows:



         Name                Age                   Positions
-----------------------  -----------  ------------------------------------------
Gordon R. Arnold             58       President, Chief Financial Officer,
                                      Secretary and Director

Michael C. Farr              46       Vice President, Operations

Stephen R. Ferree            56       Vice President, Marketing

Edward K. Hague              42       Vice President, Engineering

Robert J. Kot                53       Vice President, Sales

         GORDON R. Arnold joined Sierra Monitor Corporation, a California corporation ("Old Sierra") in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         MICHAEL C. FARR joined Old Sierra in December 1983 as Operations Manager. He became Vice President, Operations in May 1986. Since the merger, Mr. Farr has served as Vice President, Operations of the Company.

         STEPHEN R. FERREE joined the Company as Marketing Manager in January 1990. He became Vice President, Marketing in May 1992.

         EDWARD K. HAGUE joined the Company as Engineering Manager in July 1997. He became Vice President, Engineering in October 1997. Mr. Hague has consulted in the field of industrial communications for more than 10 years, initially consulting to Intellution, Inc., a leading process control software company, then to various companies, working on communication architecture design for IBM, Marin Municipal Water District, U.S. Postal Service, PG&E, Boeing and the U.S. Navy.

         ROBERT J. KOT joined the Company as Vice President, Sales in November 2001. Mr. Kot was previously President and CEO of OnCuity, a software company that marketed advanced alarm management systems for the process, building and security markets. Mr. Kot's career spans over 27 years and includes employment with Honeywell, EMC Controls, Azonix and other technology companies focused upon rapid growth within the process and building automation markets.

         Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

         There are no family relationships between any of the directors or executive officers of the Company.

Board Meetings and Committees

         The Board of Directors held three meetings during the fiscal year ended December 31, 2003. The Company encourages its directors to attend the Annual Meeting. Last year all directors attended the annual meeting. Each current Director attended all of the meetings of the Board of Directors held during the last fiscal year. The Board of Directors has a standing audit committee, but does not have a standing nominating or compensation committee or other any other committees performing similar functions.

         The Audit Committee is primarily responsible for overseeing the services performed by the Company's independent auditors and internal audit processes, evaluating the Company's accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee met three times during fiscal year 2003. Members of the Audit Committee are Messrs. Kramlich, Last and Marshall. The Company's Board of Directors has previously approved and adopted an Audit Committee Charter.

         The Company believes that all three Audit Committee members are independent directors as defined by the rules of the Securities Exchange Commission (the "SEC") and by Rule 4200(a)(14) of the listing standards of the National Association of the Securities Dealers. The Company's Board of Directors has determined that the Company has at least one audit committee financial expert serving on its audit committee. C. Richard Kramlich is the Company's audit committee financial expert.

         The Board of Directors has no standing nominating committee nor does it have a committee performing similar functions. Furthermore, it has no nominating committee charter. In light of the relatively small size of the Company and because the Board of Directors consists of only four directors, the Board has determined that it is more efficient for the entire Board of Directors to consider nominees for director instead of a separate nominating committee. The Board will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

         The Board of Directors has no policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board of Directors may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board of Directors will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board of Directors shall direct the recommendation in writing to Sierra Monitor Corporation, Inc., Attention: Corporate Secretary, 1991 Tarob Court, Milpitas, CA 95035. The candidate recommended should possess the qualities that are necessary for any member of the Board of Directors: the candidate should be an individual of sound character and judgment with experience that would be of value to the Company's Board of Directors.

         The guidelines of the Board of Directors for evaluating and identifying candidates for the Board of Directors, which are the same for any candidate, regardless of whether the candidate was recommended by a shareholder, are as follows:

         |_| Regular review of the current composition and size of the Board of Directors.

         |_| Regular review of the qualifications of any candidates. Such review may include a review solely of information provided to the Board of Directors or also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board of Directors deems proper.

         |_| The Board of Directors may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of shareholders.

         |_| It may consider the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. The Board of Directors seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board of Directors considers many factors, including, issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service, other commitments and the like. The Board of Directors evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. The Board of

                  Directors believes that candidates and nominees must reflect a Board of Directors that is comprised of directors (i) a majority of whom are independent, (ii) who are of high integrity, (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Audit Committee Report

         The Audit Committee has reviewed and discussed the Company's audited financial statements and financial reporting processes with the Company's management, which has the primary responsibility for the financial statements and financial reporting processes, including the system of internal controls. Squar Milner, the Company's current independent auditors, are responsible for performing an independent audit of the financial statements of the Company and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee reviews and monitors these processes and receives reports from Squar Milner and Company management. The Audit Committee also discussed with Squar Milner the overall scope and plans of their audits, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting processes.

         The Audit Committee has discussed with Squar Milner those matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication With Audit Committees"). The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Squar Milner has discussed with the Audit Committee that firm's independence from management and the Company and anticipates providing the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") at the next Audit Committee meeting to be conducted on May 27, 2004. The Audit Committee held three meetings during fiscal year 2003.

         The  Audit  Committee  has  also  considered   whether  Squar  Milner's
provision of non-audit services (such as, tax-related services) to the Company would be compatible with maintaining the independence of Squar Milner with respect to the Company and its management. No such services were provided in the year ended December 31, 2003.

         Based upon the reviews, discussions and considerations referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2003, and that Squar Milner be appointed as the independent auditors for the Company for fiscal year 2004. The foregoing report is provided by the following members of the Company's Board of Directors, who constitute the Audit Committee:


    C. Richard Kramlich            Jay T. Last           Robert C. Marshall
          Chairman                   Member                     Member

Compensation of Directors

         Directors of the Company who are not employees receive a fee of $100 for each Board meeting they attend. Directors receive no other fees.

Certain Relationships and Related Transactions

         None.

Equity Compensation Plan Information

         The following table summarizes information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2003.

                                                                                                   Number of securities
                                                                                                     remaining available
                                                                                                     for future issuance
                                         Number of securities to                                        under equity
                                               be issued upon       Weighted-average exercise        compensation plans
                                                 exercise of            price of outstanding        (excluding securities
                                            outstanding options,        options, warrants and        reflected in column
                                             warrants and rights               rights                       (a))
            Plan category                            (a)                         (b)                         (c)
-------------------------------------   --------------------------- --------------------------- ---------------------------
Equity compensation plans approved by
   security holders (1)...............          1,452,500                      $0.78                       328,542
Equity compensation plans not
   approved by security holders (2) ..                  -                          -                             -
                                        --------------------------- --------------------------- ---------------------------
     Total.........................             1,452,500                      $0.78                       328,542
                                        --------------------------- --------------------------- ---------------------------

-------------------
(1) Consists of the Company's 1986 Stock Option Plan, as amended, and the 1996 Stock Plan. The Company no longer issues options under the 1986 Stock Option Plan, as amended.

(2) All equity compensation plans have been approved by the Company's security holders.

Shareholder Communications

         Shareholders may contact any or all of our directors by writing to them at Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035.

Code of Ethics

         The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide to any person without charge, upon request, a copy of the Code of Business Conduct and Ethics. Requests should be directed in writing to Sierra Monitor Corporation, Inc., 1991 Tarob Court, Milpitas, CA 95035. The Company intends to disclose any changes in or waivers from its Code of Business Conduct and Ethics by filing a Form 8-K.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth compensation, including bonuses, paid to the Chief Executive Officer of the Company and the four next most highly paid executive officers for the last three fiscal years.


                           Summary Compensation Table

                                                                              Long-Term
                                                                             Compensation
                                                                                Awards
                                                                          -------------------
                                                Annual Compensation           Securities
                                            ----------------------------      Underlying            All Other
                                              Salary           Bonus           Options             Compensation
 Name and Principal Position                    ($)             ($)              (#)                   ($)
-----------------------------------         ------------   -------------  -------------------  ---------------------
Gordon R. Arnold                     2003        73,944        10,000                   -             72,074(1)
  Chief Executive Officer            2002        79,307             -              50,000             85,586(2)
                                     2001        90,843             -             100,000            107,229(3)
Michael C. Farr                      2003        88,920        12,200                   -             39,870(4)
  Vice President, Operations         2002        95,380             -              25,000             56,083(5)
                                     2001       105,183             -              25,000             60,219(6)
Stephen R. Ferree                    2003        82,804         7,200                   -             28,316(7)
  Vice President, Marketing          2002        85,246             -              25,000             48,423(8)
                                     2001        98,030             -              25,000             51,343(9)
Edward K. Hague                      2003       154,357             -                   -             36,990(10)
  Vice President, Engineering        2002       165,654             -              50,000             32,609(11)
                                     2001       177,709             -             100,000             38,153(12)
Robert J. Kot                        2003       143,977             -                   -              7,785(13)
  Vice President, Sales              2002       154,443             -             100,000              5,672(14)
                                     2001         9,231             0             125,000                  -

-------------------
(1) Represents $66,743 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $4,778 under the Company's medical insurance plan paid in fiscal 2003.

(2) Represents $81,738 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $3,216 under the Company's medical insurance plan paid in fiscal 2002.

(3) Represents $103,841 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $2,859 under the Company's medical insurance plan paid in fiscal 2001.

(4) Represents $32,059 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,258 under the Company's medical insurance plan paid in fiscal 2003.

(5) Represents $50,943 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $4,508 under the Company's medical insurance plan paid in fiscal 2002.

(6) Represents $55,853 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $3,837 under the Company's medical insurance plan paid in fiscal 2001.

(7) Represents $25,386 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $2,377 under the Company's medical insurance plan paid in fiscal 2003.

(8) Represents $42,296 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,495 under the Company's medical insurance plan paid in fiscal 2002.

(9) Represents $45,770 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,044 under the Company's medical insurance plan paid in fiscal 2001.

(10) Represents $28,551 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $203 life insurance premium, and $7,886 under the Company's medical insurance plan paid in fiscal 2003.

(11) Represents $26,308 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $282 life insurance premium, and $5,669 under the Company's medical insurance plan paid in fiscal 2002.

(12) Represents $32,321 paid in sales commissions, a $350 contribution by the Company under its 401(k) plan, $179 life insurance premium, and $5,303 under the Company's medical insurance plan paid in fiscal 2001.

(13) Represents $203 life insurance premium, and $7,582 under the Company's medical insurance plan paid in fiscal 2003.

(14) Represents $350 paid in sales commissions, $282 life insurance premium, and $5,040 under the Company's medical insurance plan paid in fiscal 2002.

                             EMPLOYEE BENEFIT PLANS

         No options were granted to executive officers during the fiscal year ended December 31, 2003.

         The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year end value of unexercised options held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003:


                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised        In-the-Money Options (1)
                                                                 Options at                         At
                             Shares         Value           Fiscal-Year End (#)             Fiscal-Year End ($)
                          Acquired on     Realized   -------------------------------- --------------------------------
         Name             Exercise (#)       ($)       Exercisable     Unexercisable    Exercisable    Unexercisable
 ---------------------  --------------- ------------ --------------  ---------------- -------------- -----------------
 Gordon R. Arnold                 0             0        187,500           62,500          19,708            7,292
 Michael C. Farr                  0             0         82,292           42,708          17,104            3,646
 Stephen R. Ferree                0             0         82,292           42,708          17,104            3,636
 Edward K. Hague                  0             0        306,250          143,750          23,208            7,292
 Robert  J. Kot                   0             0         33,854          191,146               0                0

-------------------
(1) Represents the market value of the securities underlying the options at the fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 2003 was $0.51 per share. Includes incentive stock options previously granted to employees under the Company's 1986 and 1996 Option Plans with exercise prices ranging from $0.22 to $1.50 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 2003 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting.


                                         For the Board of Directors
                                         SIERRA MONITOR CORPORATION

                                         /s/ Gordon R. Arnold

                                         Gordon R. Arnold
                                         President

Dated:  April 28, 2004

                                   Appendix A


                         CHARTER FOR THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                       OF

                           SIERRA MONITOR CORPORATION


PURPOSE:

         The purpose of the Audit Committee of the Board of Directors of Sierra Monitor Corporation (the "Company") shall be to:

         |_| Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

         |_| Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements,
                  (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

         |_| Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement or information statement;

         |_| Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

         |_| Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

         In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

         The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

         |_| Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

         |_| Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

         |_| At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

         The responsibilities of the Audit Committee shall include:

         |_| Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

         |_| Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

         |_| Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

         |_| Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years;
                  (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

         |_| Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

         |_| Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

         |_| Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

         |_| Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

         |_| Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

         |_| Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

         |_| Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

         |_| Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

         |_| Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

         |_| Reviewing the Company's compliance with employee benefit plans;

         |_| Overseeing and reviewing the Company's policies regarding information technology and management information systems;

         |_| If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

         |_| As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

         |_| Reviewing and approving in advance any proposed related party transactions;

         |_| Reviewing its own charter, structure, processes and membership requirements;

         |_| Providing a report in the Company's information statement in accordance with the rules and regulations of the SEC; and

         |_| Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

         The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

         The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company, unless the two positions are filled by the same individual, in which event the Audit Committee will meet separately with the individual who fills both the Chief Executive Officer and Chief Financial Officer positions. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

         The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

         In addition to preparing the report in the Company's information statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

         Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

         Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

         The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.